Exhibit 99.2

SECTION 906 CERTIFICATION

In connection with the Quarterly Report of Danka Business Systems PLC (the “Company”) on Form 10-Q for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, F. Mark Wolfinger, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ F. Mark Wolfinger
F. Mark Wolfinger
Chief Financial Officer

February 14, 2003